                              LOOMIS SAYLES FUNDS
                                PARTNERS SERIES
                              LOOMIS SAYLES FUNDS

                                     . . .

                                   Supplement
                                January 1, 1999


                                         [LOOMIS SAYLES FUNDS LOGO APPEARS HERE]

                         LOOMIS SAYLES PARTNERS SERIES
                              LOOMIS SAYLES FUNDS

     SUPPLEMENT DATED JANUARY 1, 1999 TO THE LOOMIS SAYLES HIGH YIELD FUND
                       PROSPECTUS DATED JANUARY 1, 1999.

  The Retail Class shares of the Loomis Sayles High Yield Fund will no longer be available for purchases by new investors effective January 1, 1999. Until March 1, 1999, Retail Class shareholders of the other Funds may exchange such shares for Retail Class shares of the Loomis Sayles High Yield Fund. The Retail Class of shares of the Loomis Sayles High Yield Fund will be terminated effective March 1, 1999 and Retail Class shares of that Fund outstanding on that date will be automatically converted into Institutional Class shares having the same aggregate net asset value as the shares converted. The following information relating to the Retail Class of shares of the Loomis Sayles High Yield Fund is effective through March 1, 1999.

  The first sentence of the second paragraph on page one is revised to state:

  This Prospectus concisely describes the information that an investor should know before investing in the Institutional Class shares of each Fund and the Retail Class shares of the High Yield Fund.

  Insert the following information under the heading "Summary of Expenses" beginning on page three.

                              SUMMARY OF EXPENSES
               (FOR A RETAIL CLASS SHARE OF THE HIGH YIELD FUND)

  The following information is provided as an aid in understanding the various expenses that an investor in the Fund will bear indirectly. The information is based on expenses for the Fund's most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

                                                                   HIGH YIELD
                                                                      FUND
                                                                   ----------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases
   (as % of offering price).......................................    none
 Maximum Sales Load Imposed on Reinvested Dividends
   (as % of offering price).......................................    none
 Maximum Deferred Sales Load
   (as % of original purchase price or redemption proceeds).......    none
 Redemption Fees/1/...............................................    2.00%
 Exchange Fees....................................................    none
Annual Operating Expenses (as a percentage of net assets):
 Management Fees..................................................     .60%
 12b-1 Fees.......................................................     .25%
 Other Operating Expenses (after expense reimbursements where
   indicated).....................................................     .15%/2/
 Total Operating Expenses (after expense reimbursements where
   indicated).....................................................    1.00%/2/
Example:
An investor would pay the following expenses on a $1,000
  investment assuming a 5% annual return (with or without a
  redemption at the end of each time period):
 One Year.........................................................    $ 10
 Three Years......................................................    $ 32
 Five Years.......................................................    $ 55
 Ten Years........................................................    $122

------------
/1/A $5 charge applies to any wire transfer of redemption proceeds from any Fund. A 2.00% redemption fee applies with respect to shares of the High Yield Fund redeemed within one (1) year of purchase. Loomis Sayles may, in its discretion, waive redemption fees on shares of the High Yield Fund as set forth under the heading "How to Redeem Shares" if it determines that there are minimal brokerage and transaction costs incurred in connection with the redemption.
/2/Loomis Sayles voluntarily agreed, for an indefinite period, to limit the Fund's Total Operating Expenses to the percentages of average net assets shown in the table. Without this agreement, Other Operating Expenses (including 12b-1 fees) and Total Operating Expenses would have been 2.07% and 2.67%, respectively.

  Insert the following information under the heading "Financial Highlights" beginning on page five.

                             FINANCIAL HIGHLIGHTS
               (FOR A RETAIL CLASS SHARE OF THE HIGH YIELD FUND
                 OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The financial highlights that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The information should be read in conjunction with the financial highlights, financial statements and the notes thereto contained in the Fund's 1998 Annual report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                           HIGH YIELD FUND--
                                                              RETAIL CLASS
                                                          ---------------------
                                                          NINE MONTHS  JAN. 2**
                                                             ENDED        TO
                                                          SEPT. 30*,   DEC. 31,
                                                             1998        1997
                                                          -----------  --------
Net asset value, beginning of period....................    $10.12      $10.11
                                                            ------      ------
Income from investment operations--
 Net investment income (loss)...........................      0.75***     0.85***
 Net realized and unrealized gain (loss) on
   investments..........................................     (2.27)       0.23
                                                            ------      ------
 Total from investment operations.......................     (1.52)       1.08
                                                            ------      ------
Less distributions--
 Dividends from net investment income...................     (0.45)      (0.84)
 Distributions from net realized capital gains..........      0.00       (0.26)
                                                            ------      ------
 Total distributions....................................     (0.45)      (1.10)
                                                            ------      ------
 Redemption Fees........................................      0.01        0.03
                                                            ------      ------
Net asset value, end of period..........................    $ 8.16      $10.12
                                                            ======      ======
Total return (%)****....................................     (15.8)+      11.2+
Net assets, end of period (000).........................    $4,020      $3,141
Ratio of operating expenses to average net assets
  (%)++.................................................      1.00+++     1.00+++
Ratio of net investment income to average net assets
  (%)...................................................     10.17+++     8.75+++
Portfolio turnover rate (%).............................       33+         68+
Without giving effect to voluntary expense limitations:
 The ratio of operating expenses to average net assets
   would have been (%)..................................      2.67+++     4.79+++
 Net investment income per share would have been........    $ 0.63***   $ 0.48***

------------
   * The Fund's fiscal year-end changed to September 30 from December 31.
  ** Commencement of investment operations.
 *** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operations expenses.
   + Periods less than one year are not annualized.
  ++ The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
 +++ Computed on an annualized basis.

NOTE: Further information about each Fund's performance is contained in the Funds' annual report to shareholders, which may be obtained without charge.

  Insert the following information beginning in the second paragraph under the heading "How to Purchase Shares" beginning on page 23.

  The minimum initial investment for the Institutional Class shares of each Fund and the Retail Class of shares of the High Yield Fund is $25,000. This minimum initial investment for Retail Class shares does not apply to purchases through certain financial intermediaries, including, but not limited to, certain financial advisers, broker dealers, 401(k) alliances, wrap programs, "no transaction fee" programs, bank trust departments, financial consultants and insurance companies. The minimum investment for Institutional Class shares and Retail Class shares may be waived in while or in part by Loomis Sayles in its sole discretion. Subsequent investments in either class of shares must be at least $50.

  Shares of any Fund may be purchased by (i) cash, (ii) exchanging Institutional Class shares of any Fund that is a series of the Trust (for Institutional Class shares of each Fund) and Retail Class shares of any other Fund that is a series of the Trust that offers Retail Class shares for Retail Class shares of the High Yield Fund, provided the value of the shares exchanged meets the investment minimum of the Class of shares of the Fund into which the exchange is made, (iii) exchanging securities on deposit with a custodian acceptable to Loomis Sayles or (iv) a combination of such securities and cash. Loomis Sayles will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended (the "Securities Act") or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by exchange of securities.

  Insert the following information in the paragraph entitled "Free Exchange Privilege" under the heading "Shareholder Services" on page 26.

  FREE EXCHANGE PRIVILEGE. The Institutional Class shares and the Retail Class shares of any Fund may be exchanged for Institutional Class shares or Retail Class shares, respectively, of any fund that is a series of Loomis Sayles Funds and that offers Institutional Class shares or Retail Class shares, respectively, or for shares of certain money market funds advised by New England Funds Management, L.P., an affiliate of Loomis Sayles, provided the value of the shares exchanged meets the investment minimum of the Class of shares of that fund and, in the case of exchanges into the Loomis Sayles High Yield Fund, Loomis Sayles Municipal Bond Fund and Loomis Sayles U.S.

Government Securities Fund, Loomis Sayles has approved the exchange of shares (except no such approval is required for exchanges occurring before March 1, 1999 effected by shareholders who were shareholders before January 1, 1999). Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders. Exchanges of shares of the High Yield Fund purchased within one year before such exchanges will be subject to a redemption fee of 2.00% of the amount exchanged. For purposes of determining whether a redemption fee is payable with respect to shares of the High Yield Fund purchased by exchange of shares of another Fund, the one-year period shall be deemed to begin on the date of such purchase by exchange. An exchange is a taxable event for federal income tax purposes in which a gain or loss would be realized by an investor that is subject to federal income taxation.

      504739
[LOOMIS SAYLES FUNDS LOGO APPEARS HERE]